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                                                                  Exhibit 10.200

                    ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to INLAND WESTERN SEATTLE NORTHGATE NORTH, L.L.C, a Delaware limited liability company, ("Assignee") all of its right, title and interest in that certain Agreement of Purchase and Sale by and between INLAND REAL ESTATE ACQUISITIONS, INC., as Purchaser, and ORIX TOUCHSTONE SEATTLE VENTURE, an Illinois general partnership, as Seller, dated June 4, 2004, for purchase and sale of certain real property commonly known as Northgate North Shopping Center (the "Property").

     By execution hereof by Assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

     This Assignment is effective as of the 24th day of June, 2004.

                          ASSIGNOR: INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation


                                    By: /s/ G. Joseph Cosenza
                                        ----------------------------------
                                          G. Joseph Cosenza
                                    Its:  President

                          ASSIGNEE: INLAND WESTERN SEATTLE NORTHGATE
                                    NORTH, L.L.C., a Delaware limited
                                    liability company

                                    By: Inland Western Retail Real Estate
                                        Trust, Inc., a Maryland corporation,
                                        its sole member


                                    By: /s/ Valerie Medina
                                        -------------------------------------
                                        Valerie Medina
                                        Assistant Secretary